Exhibit 10.2

SUPPLEMENTAL AGREEMENT NO. 1

TO MASTER AGREEMENT

This Supplemental Agreement No. 1 (“Supplement”) is made this 2nd day of July, 2012, between GEOKINETICS USA, INC., (“GEOKINETICS”) and ARMADA OIL, INC. (“COMPANY”). This Supplement supplements and forms a part of that certain “Master Agreement” entered into by and between GEOKINETICS and COMPANY, effective as of June 1, 2012 (“Agreement”). GEOKINETICS and COMPANY are hereinafter referred to collectively as the “Parties” and individually as a “Party.”

Now, therefore, the Parties agree as follows:

1.	Incorporation by Reference. The Agreement is incorporated into this Supplement by reference for all purposes. Terms not defined in this Supplement shall have the meaning given such terms in the Agreement.

2.	Term of Services. The term of this Supplement shall be for such period of time as is required to complete the Survey and area specified, in accordance with the specifications set forth in this Supplement.

3.	Area of Services. The area is identified as follows: Certain portions of Carbon County, Wyoming.

4.	Nature of Services. The specifications (including the composition, number, and qualifications of the Crew, the items of or types of Equipment, shot point distances, line distance and other parameters) for conducting the Survey are set forth in this Supplement.

5.	Prices and Charges: Currency of Payment. The rates and charges for the Services are set forth in this Supplement. Such prices and rates are stated in Dollars of the United States of America (“U.S.”), and payment shall be due in U.S. Dollars.

6.	Cancellation Fees: Only for purposes of Clause 20 of the Agreement (Cancellation Fees), GEOKINETICS estimates that the Commencement Date shall be approximately [****], and the Completion Date shall be [****].

IN WITNESS WHEREOF, the Parties have executed this Supplement as of the date set forth above.

GEOKINETICS:		COMPANY:

GEOKINETICS USA, INC.		ARMADA OIL, INC.

By:		By:
Name:	Lynn Turner	Name:
Title:	VP, North America	Title:

BEAR CREEK & OVERLAND TRAIL 3D’S

These unit and lump sum prices include all direct costs, indirect costs and profit for accomplishing the services. Direct and indirect costs include, but are not limited to, costs of all labor, supervision, facilities, equipment, materials, supplies, taxes, insurance, overheads and general administrative expenses.

Included in the Turnkey Rate

The following are included in the Turnkey Rate specified in the attachments:

All food and lodging costs for the personnel listed.

Cost of all maintenance, fuel and lubricants for our equipment.

The cost of the recording expendables, including the costs associated with the storage and shipment of data.

The cost of our Houston based 3D Geophysical Design Group to perform geophysical integrity quality assurance for problem areas, and recording crew script generation.

Not Included in the Turnkey Rate

The following are not included in the Turnkey Rate specified in the attachments:

Crew mobilization and de-mobilization costs.

The cost for testing parameter selection or noise analysis

The cost of recording crew standby time caused by reasons not imputable to Geokinetics or due to conditions outside of Geokinetics control including, but not limited to, downtime resulting from excessive noise, time waiting on permits, interference from outside groups, agricultural activities, local civic activities, organized labor, local inhabitants, vehicle traffic, environmental permit restrictions, weather, time spent due to security issues, interference from local, state governments or federal law restrictions, to be charged at the Standby Rate for a maximum of 10 hours/day.

Cost for all drilling, drilling related expenses, explosives, hole-plugging and shot-hole reclamation, including blow-outs.

Cost for initial survey including establishing control, hazard survey, sketch and access mapping and stake out. The cost of survey supplies such as paint, flagging, lathe, etc.

Cost of survey to re-stake or move post-plot points due to archaeology, biologist or botanist or farming activities or any other entity requiring variance from original location of receiver or source points.

Drilling Per Hole Rates: Buggy

5.5 lbs. @ 30 ft. double cap-Buggy	[****]
11 lbs @ 50 ft, double cap-Buggy	[****]

Cost of any third party standby charges.

Cost of particle motion testing. Company will dictate safe distances for offsets from water wells, pipelines and other structures.

Cost of helicopter support for any crew operations.

Cost of all damages or damage claims not caused as a result of negligence on the part of Geokinetics, including but not limited to crops, fences, water wells, dwellings and structures etc.; includes any reclamation efforts that may be imposed as a result of normal operations.

Cost of archaeology, biology or environmental assessment studies, or special services required to satisfy ecological, environmental and governmental agencies.

Cost of any specialized equipment that may be required to gain access to areas that, due to circumstances beyond Geokinetics’ control become inaccessible to the equipment specified, or which may be required to comply with permit restrictions.

The cost of hiring security guards, traffic police or other required agencies to maintain the safety and security of the job site.

Cost of all local, state and federal government fees or required tariffs to work in the area.

Cost of a Project Manager at [****] per day (all inclusive). These costs will commence when the project manager is assigned exclusively to this project, and cease once recording crew arrives on location.

Standby Rates due to permits, weather or delay reasons beyond the control of Geokinetics

Permit related costs and landowner/leaseholder permit and damage fees; including but not limited to federal, state and local authorities, are not included in the turnkey rate. Geokinetics provides landowner/leaseholder permit fee payment management during the program.

Should Company request that Geokinetics pay any of the above third party costs directly, Geokinetics will apply a 5% administrative and handling charge.

RECORDING PARAMETERS

Bear Creek & Overland Trail 3D’s	Options #1 Bear Creek 3D	Options #2 Overland Trail 3D	Options #3 Combined 3D’s

Survey Size (Surface Coverage)	27.17 sq. mi.	13.88 sq. mi.	41.05 sq. mi.
Bin Size	[****]	[****]	[****]
Number of Channels	[****]	[****]	[****]
Live Patch	[****]	[****]	[****]
Receiver Group Interval	[****]	[****]	[****]
Receiver Line Interval	[****]	[****]	[****]
Total Number of Receiver Lines	[****]	[****]	[****]
Total Number of Receiver Points	[****]	[****]	[****]

Source Point Interval	[****]	[****]	[****]
Source Line Interval	[****]	[****]	[****]
Total Number of Source Lines	[****]	[****]	[****]
Total Number of Source Points	[****]	[****]	[****]
	[****]	[****]	[****]
Primary Energy Source	[****]	[****]	[****]
Number of VIBS	[****]	[****]	[****]
Number of Sweeps	[****]	[****]	[****]
Sweep Length	[****]	[****]	[****]
	[****]	[****]	[****]
Dynamite: 5.5 & 11 lbs, double capped	[****]	[****]	[****]
Geophones per Group	[****]	[****]	[****]
Geophone Group Array	[****]	[****]	[****]
Sample Rate	[****]	[****]	[****]
Record Length	[****]	[****]	[****]
Roll Technique – Inline	[****]	[****]	[****]

SCHEDULE OF PRICES & QUANTITIES

Recording & Survey Only Rates

	Turnkey Rate	Est. Lump Sum
Option 1	[****]	[****]
Option 2	[****]	[****]
Option 3	[****]	[****]

Recording Crew Standby Rate

Recorder crew standby, including weather standby will be charged at a rate of:

Option 1	US $[****] per hour based on a [****] hour day
Option 2	US $[****] per hour based on a [****] hour day
Option 3	US $[****] per hour based on a [****] hour day

The weather terms will commence when the recording crew is on location and will remain in effect until acquisition has been completed.

Weather, reimbursables and/or related charges will be stated on the daily production reports which are emailed each morning to the client or the client representative. The charges shall be billable to the client and shall be deemed conclusive if the client has not objected in writing within 24 hours of report delivery.

Recording Experimental and Testing Rate

Option 1	[****] per hour based on a [****] hour day (Pro-ratable)
Option 2	[****] per hour based on a [****] hour day (Pro-ratable)
Option 3	[****] per hour based on a [****] hour day (Pro-ratable)

Survey Standby Rate

Two man Inertial or RTK rate:	[****]
One Man RTK rate:	[****]
Survey Supervisor rate:	[****]
Mapper rate:	[****]

TERMS AND CONDITIONS

Payment Terms

All invoices are due 30 days net. Any invoice not paid within 30 days from the invoice date will accrue interest at the rate of 1.5% per month.

Payment Schedule

[****] of the value of the contract to be invoiced and paid upon signing the contract.

[****] of the value of the contract to be invoiced and paid upon start of surveying operation.

The remaining [****] of the value of the contract will be invoiced on a monthly basis, based on the recording production for the month just completed or the completion of the program, whichever comes first.

Operating Standards

This proposal has been constructed based on the Geokinetics standards for operations. Geokinetics will present to Company, a copy of our recording standards upon award of contract or if requested. Geokinetics will also provide complete HSE manual and updated stats reports in hard copy form or CD if requested.

Other Conditions

This proposal is based on recording a minimum of [****] square surface miles with the parameters stated and Geokinetics reserves the right to re-negotiate the rates if program size is reduced by [****].

Third Party Quality Control

Company and Geokinetics will mutually agree on the services of any third party QC representatives.

PERSONNEL AND EQUIPMENT SUPPLIED

The key personnel in our planned crew structure are as follows:

Position	Name	Experience
Project Manager	Rick Sheets	25 Years
Recording Manager	Enrique Vuittonet	31 Years
Recording Manager	Mario Solis	30 Years
Field Administrator	Mary Ann Hooks-Lopez	4 Years
HSE officer	Manuel Hernandez	14 Years
Sr. Observer	John Schofield	25 Years
Total Planned Crew Size:		45

The key vehicles in our planned crew structure are as follows:

Vehicles	Qty
Recording Truck, with battery charging Generator	1
Cage Trucks	5
Personnel Carrier	4
Assorted Light Trucks	5
Fuel Truck	1
Vibrators I/O AHV IV’s	6 + 1 spare
Blasters	3
Kubota’s	6
Trailer, to carry equipment	4 - 5
23

The key vehicles in our planned crew structure are as follows:

Recording System –	Type	Qty
Sercel 428	24 Bit	1
Geophones - 6 per Station	SM 24 or equivalent	2,200 – 4,200
Line Cables, - 2 per cable		1,100 – 2,100
Line Batteries		As Needed
Jumper Cables		As Needed
Vibrators		6 + 1 spare
Blaster		3
Total Equipment Planned:	2,200 – 4,200 channels